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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2010

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)
001-33260 (Commission File Number)

Rheinstrasse 20
CH-8200 Schaffhausen
Switzerland
(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On January 5, 2010, Charles P. Dougherty joined Tyco Electronics Ltd. (the "Company") as President of the Communications & Industrial Solutions business unit of the Company, replacing Minoru Okamoto. Mr. Okamoto will remain with the Company as a senior advisor to the Company's Chief Executive Officer Tom Lynch.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)
By:	/s/ HAROLD G. BARKSDALE Harold G. Barksdale Corporate Secretary

Date: January 11, 2010

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  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES